Vessels held for sale	12 Months Ended
Dec. 31, 2011
Vessels held for sale [Abstract]
Vessels held for sale
6.	Vessels held for sale

Net Book Value
December 31, 2009	$—
Additions	22,509
Vessel impairment charge	(8,903)
December 31, 2010	$13,606
Additions	75,088
Disposals	(20,503)
Drydocking costs	564
Vessel impairment charge	(23,483)
December 31, 2011	$45,272

The Company according to the provisions of ASC 360, has classified the M/V Free Hero, the M/V Free Jupiter, the M/V Free Impala and the M/V Free Neptune as “held for sale” in the accompanying consolidated balance sheet for the year ended December 31, 2011 at their estimated market values less costs to sell, as all criteria required for the classification as “Held for Sale” were met at the balance sheet date. On February 28, 2011, after obtaining the respective lenders consent (FBB), the Company’s Board of Directors, approved a plan of sale of the vessels M/V Free Impala and M/V Free Neptune within the context of its plans to fund its working capital requirements as discussed in Note 3. On July 15, 2011, the Company’s Board of Directors approved a plan of sale of the vessels M/V Free Jupiter and M/V Free Lady (which was sold on November 8, 2011) as a result of the fourth supplemental agreement the Company entered into with Credit Suisse (Note 10).

Drydocking costs consists of the unamortized dry docking and special survey costs of the M/V Free Neptune which were included in “Vessels held for sale” following the vessel’s classification as held for sale in February 2011 as well as $373 relating to the cost of the drydocking and special survey performed on this vessel in November 2011.

As of December 31, 2011, the Company compared the carrying values of vessels classified as held for sale with their estimated market values less costs to sell and recognized an impairment loss of $23,483 in the accompanying consolidated statements of operations. All four vessels classified as held for sale at December 31, 2011 are expected to be disposed off subsequent to June 1, 2012, but prior to December 31, 2012.

Vessel classified as assets held for sale during the year ended December 31, 2010.

The Company according to the provisions of ASC 360, has classified the M/V Free Hero as “held for sale” in the accompanying consolidated balance sheet for the year ended December 31, 2010 at her estimated market value less costs to sell, as all criteria required for the classification as “Held for Sale” were met at the balance sheet date. The vessel’s carrying value was adjusted to $13,606 at the date of its classification as held for sale. Furthermore subsequent to December 31, 2010, at the direction of the Company’s Board of Directors, and after obtaining the respective lenders consent (FBB), the Company initiated a plan of sale of the vessels M/V Free Neptune and M/V Free Impala within the context of its plans to fund its working capital requirements.

The Company has individually assessed for recoverability the carrying values of each of the above vessels, including unamortized deferred dry docking costs of $631. In performing its assessment, the Company compared the carrying values of these vessels with their estimated fair values at December 31, 2010. As a result of this assessment the Company has recognized an impairment loss of $26,631 in the accompanying 2010 consolidated statement of operations, of which $17,253 relates to the M/V Free Impala and $9,378 to the M/V Free Hero. No impairment loss was recognized for the M/V Free Neptune as its fair value exceeded its carrying value.